                                                                   Exhibit 99.1


               S1 CORPORATION REPORTS FOURTH QUARTER 2003 RESULTS

                  RESULTS HIGHLIGHT GROWING ENTERPRISE SUCCESS

Atlanta, February 12, 2004 -- S1 Corporation (Nasdaq:SONE), a leading global provider of Enterprise software solutions, today announced financial results for its fourth quarter and year ended December 31, 2003.

         - Revenue for the quarter ended December 31, 2003 was $61.7 million, a sequential increase of 7% over revenue for the quarter ended September 30, 2003.

         - The company reported net income of $3.4 million, or $0.05 per share, for the quarter ended December 31, 2003 compared to a net loss of $4.4 million, or ($0.06) per share, for the quarter ended September 30, 2003.

         - Gross margin was 59% for the quarter ended December 31, 2003 versus 54% for the quarter ended September 30, 2003.

         - Revenue and earnings per share for the quarter ended December 31, 2003 exceeded the company's previous guidance.

"Our solid financial performance in the fourth quarter marks the successful transition of our revenue model in 2003 and the continuing progress of our Enterprise strategy," commented Jaime Ellertson, chief executive officer of S1 Corporation. "More than 100 financial institutions have committed to S1 Enterprise, clearly validating the value of integrating all customer-facing channels and applications. Our continued focus on operational excellence, coupled with strong market enthusiasm for our Enterprise applications, enables us to enter 2004 with a high degree of confidence in our ability to continue to successfully execute on our business plan."

For the year ended December 31, 2003, S1's revenue was $252.6 million, a 14% decrease from $292.2 million reported for the year ended December 31, 2002. Net loss for the year ended December 31, 2003, was $36.7 million, or ($0.52) per share, compared to a net loss of $16.4 million, or ($0.24) per share for the year ended December 31, 2002.

RECENT OPERATING HIGHLIGHTS

- Signed an additional 11 Enterprise deals, bringing the total to more than 100 financial institutions committed to the S1 Enterprise Platform. This quarter's wins include the first contracts for our Enterprise branch and call center products, which will become generally available on a worldwide basis with the release of Enterprise 3.0 later this year.

- Successfully completed the deployment of S1 Enterprise at eight institutions this quarter, bringing the total to nearly 50 institutions now in full production on the S1 Enterprise Platform. Significant progress in the efficiency and maturing these products and implementation processes was made throughout 2003, resulting in the standard Enterprise hosted implementation taking 50 percent less time and 75 percent less effort, compared to this time last year.

- Signed more than 70 new customers and added more than 150 cross sales this quarter, demonstrating the value of S1's customer base and feature-rich products that can be implemented as standalone solutions or as an integrated suite.

- Continued progress with S1's global strategic alliances, evidenced by another strategic win with IBM in Asia at Commercial Bank of Siam.

- Instituted a share repurchase program as discussed in the previous quarter.

- Generated positive cash flow from operations of approximately $14 million.

FINANCIAL GUIDANCE

S1's revenue and EPS guidance for Q1 and full year 2004 is as follows:

                                 S1 CORPORATION
                               FINANCIAL GUIDANCE
                           FOR Q1 AND FULL YEAR 2004

IN MILLIONS


                                          QUARTER ENDING MARCH 31, 2004                         FULL YEAR 2004
                                ------------------------------------------------   ------------------------------------------
                                       FI            EDIFY            TOTAL            FI            EDIFY          TOTAL
PREVIOUS GUIDANCE
  Revenue                                                                          $187 - $190      $29 - $31     $214 - $220
  Income (Loss) Per Share                                                          $.03 - $.06    $(.02) - $.00   $.00 - $.05

CURRENT GUIDANCE
Revenue                            $42 - $44      $7.5 - $8.0       $50 - $52      $187 - $192     $30 - $32      $217 - $224
Earnings (Loss) Per Share       $(.05) - $(.03)      $0.00       $(.05) - $(.03)   $.03 - $.06    $.00 - $.02     $.03 - $.08

COSTS AND EXPENSES
Direct Costs                       $20 - $21      $3.5 - $4.0
Cash Expenses                      $22 - $23      $3.8 - $4.2
Non Cash Expenses                    $3.5             $0.3
-----------------------------------------------------------------------------------------------------------------------------
Shares - Basic                       71.0
Shares - Diluted                     74.0

CONFERENCE CALL INFORMATION

Company management will host a conference call to discuss fourth quarter results on Thursday, February 12, 2004 at 5:00 p.m. EST. Interested parties may access a live webcast of the call through the company's corporate website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the webcast will be available until February 19, 2004.

ABOUT S1

S1 (Nasdaq: SONE) is a leading global provider to approximately 4,000 banks, credit unions, insurance providers, and investment firms of enterprise software solutions that create one view of customers across multiple channels, applications and segments. S1's Enterprise software solutions uniquely combine customer interaction and financial transaction capabilities, resulting in a more compelling experience for the customers and a more profitable relationship for the financial institution. S1 is the only provider with the proven experience, breadth of products and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov ) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

CONTACTS:

Matthew Hale
Chief Financial Officer, S1 Corporation
404.923.3500
matt.hale@s1.com

Sterling Hager, Inc. for S1 Corporation
Brian Gendron
617/926-6665 ext. 244
bgendron@sterlinghager.com

                                   S1 CORPORATION AND SUBSIDIARIES
                                      CONSOLIDATED BALANCE SHEETS
                                            (IN THOUSANDS)
                                              (UNAUDITED)


                                                                     DECEMBER 31,            DECEMBER 31,
                                                                         2003                    2002
                                                                     ------------            ------------

                        ASSETS
Current assets:
  Cash and cash equivalents                                          $   150,064             $   127,842
  Short term investments, held-to-maturity                                14,126                  14,843
  Accounts receivable, net of allowances                                  37,188                  54,815
  Prepaid expenses                                                         5,745                   7,601
  Other current assets                                                     3,218                   7,232
                                                                     -----------             -----------
           Total current assets                                          210,341                 212,333
  Property and equipment, net                                             15,661                  30,626
  Intangible assets, net                                                  14,073                  17,585
  Goodwill, net                                                           93,462                 106,971
  Other assets                                                             3,551                   9,459
                                                                     -----------             -----------
           Total assets                                              $   337,088             $   376,974
                                                                     ===========             ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $     6,166             $    13,354
  Accrued salaries and benefits                                           11,500                  11,710
  Accrued other expenses and restructuring                                25,937                  24,407
  Deferred revenues                                                       38,536                  40,305
  Current portion of capital lease obligation                                762                   1,563
                                                                     -----------             -----------
           Total current liabilities                                      82,901                  91,339
  Other liabilities                                                        8,873                   5,874
                                                                     -----------             -----------
           Total liabilities                                              91,774                  97,213
                                                                     -----------             -----------
Stockholders' equity:
     Preferred stock                                                      10,000                  18,328
     Common stock                                                            730                     713
     Additional paid-in capital                                        1,907,920               1,896,111
     Treasury stock                                                      (10,438)                 (9,250)
     Accumulated deficit                                              (1,660,217)             (1,623,545)
     Accumulated other comprehensive income:
       Net unrealized gains on investment securities
          available for sale, net of taxes                                    --                      62
       Cumulative foreign currency translation adjustment                 (2,681)                 (2,658)
                                                                     -----------             -----------
           Total stockholders' equity                                    245,314                 279,761
                                                                     -----------             -----------
           Total liabilities and stockholders' equity                $   337,088             $   376,974
                                                                     ===========             ===========

                        S1 CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)


                                                              THREE MONTHS ENDED                      YEAR TO DATE
                                                         12/31/2003         12/31/2002         12/31/2003         12/31/2002
                                                         ----------         ----------         ----------         ----------

REVENUES:
     Software licenses                                   $  16,307          $  19,586          $  61,619          $  88,742
     Support and maintenance                                15,172             15,463             59,382             59,814
     Professional services                                  20,316             27,345             83,453            101,779
     Data center                                             9,639              9,604             45,210             40,560
     Other                                                     299                280              2,917              1,274
                                                         ---------          ---------          ---------          ---------
           Total revenues                                   61,733             72,278            252,581            292,169
                                                         ---------          ---------          ---------          ---------
DIRECT COSTS:
     Software licenses                                       1,034              1,723              4,048              6,973
     Professional services,
       support and maintenance                              19,481             22,446             85,572             90,775
     Data center                                             4,495              5,793             23,062             22,919
     Other                                                     185                304              2,623              1,267
                                                         ---------          ---------          ---------          ---------
           Total direct costs                               25,195             30,266            115,305            121,934
                                                         ---------          ---------          ---------          ---------
           Gross margin                                     36,538             42,012            137,276            170,235
                                                         ---------          ---------          ---------          ---------
OPERATING EXPENSES:
     Selling and marketing                                   8,137             13,497             39,125             58,140
     Product development                                    11,359             10,650             45,148             51,178
     General and administrative                             10,680              9,550             35,317             38,701
     Depreciation and amortization                           2,932              5,240             16,915             22,635
     Merger related and restructuring costs                   (706)              (339)            19,858              2,417
     Acquired in-process research and development               --                 --                 --                350
     Amortization of acquisition intangibles                   768              3,489             17,392             17,460
                                                         ---------          ---------          ---------          ---------
           Total operating expenses                         33,170             42,087            173,755            190,881
                                                         ---------          ---------          ---------          ---------
Operating income (loss)                                      3,368                (75)           (36,479)           (20,646)
Interest, investment and other income, net                     165                330                 90              1,479
Income tax benefit (expense)                                  (153)               901               (283)             2,770
                                                         ---------          ---------          ---------          ---------
NET INCOME (LOSS)                                        $   3,380          $   1,156          $ (36,672)         $ (16,397)
                                                         =========          =========          =========          =========

NET INCOME (LOSS) PER COMMON SHARE:
Net income (loss) per common share - basic               $    0.05          $    0.02          $   (0.52)         $   (0.24)
                                                         =========          =========          =========          =========
Net income per common share - diluted                    $    0.05          $    0.02                 NA                 NA
                                                         =========          =========

Weighted average common
  shares outstanding - basic                                70,997             69,506             69,872             67,725
Weighted average common shares
  and equivalents - diluted                                 74,175             72,221                 NA                 NA

COMMON SHARES OUTSTANDING AT END OF PERIOD                  71,125             69,354             71,125             69,354

GROSS MARGIN PERCENTAGES:
 Software licenses                                              94%                91%                93%                92%
 Professional services, support and maintenance                 45%                48%                40%                44%
 Data center                                                    53%                40%                49%                43%
 Other                                                          38%                (9%)               10%                 1%
                                                         ---------          ---------          ---------          ---------
 Total gross margin                                             59%                58%                54%                58%
                                                         =========          =========          =========          =========

                                 S1 CORPORATION
                      STATEMENTS OF OPERATIONS BY SEGMENT
                    FOR THE QUARTER ENDED DECEMBER 31, 2003
                                  (UNAUDITED)


                                                        FINANCIAL INSTITUTIONS
                                                    ---------------------------------
                                                    S1 BASE
                                                    BUSINESS       ZFS       SUBTOTAL       EDIFY     ELIMINATIONS    TOTAL
                                                    --------      ------     --------      --------   ------------  --------

     Software licenses                              $  6,027      $8,176     $ 14,203      $  2,288      $ (184)    $ 16,307
     Support and maintenance                          11,474                   11,474         4,422        (724)      15,172
     Professional services                            17,568       1,500       19,068         1,264         (16)      20,316
     Data center                                       9,639                    9,639            --          --        9,639
     Other                                               293                      293             6          --          299
                                                    --------      ------     --------      --------      ------     --------
TOTAL REVENUE:                                        45,001       9,676       54,677         7,980        (924)      61,733
                                                    --------      ------     --------      --------      ------     --------
DIRECT COSTS:
     Software licenses                                   316                      316           902        (184)       1,034
     Professional services, support and
        Maintenance                                   17,169                   17,169         3,052        (740)      19,481
     Data center                                       4,495                    4,495            --          --        4,495
     Other                                               162                      162            23           0          185
                                                    --------      ------     --------      --------      ------     --------
           Total direct costs                         22,142          --       22,142         3,977        (924)      25,195
                                                    --------      ------     --------      --------      ------     --------
           Gross margin                               22,859       9,676       32,535         4,003          --       36,538
                                                    --------      ------     --------      --------      ------     --------
OPERATING EXPENSES:
     Selling and marketing                             6,082                    6,082         2,055                    8,137
     Product development                              10,108                   10,108         1,251                   11,359
     General and administrative                        9,791                    9,791           889                   10,680
     Depreciation and amortization                     3,036                    3,036          (104)                   2,932
     Merger related and restructuring costs             (706)                    (706)           --                     (706)
     Amortization and impairment of acquisition
         Intangibles                                     693                      693            75                      768
                                                    --------      ------     --------      --------      ------     --------
           Total operating expenses                   29,004          --       29,004         4,166          --       33,170
                                                    --------      ------     --------      --------      ------     --------
Operating (loss)  income                              (6,145)      9,676        3,531          (163)         --        3,368
Interest, investment and other income (expense)          266                      266          (101)                     165
Income tax expense                                      (155)                    (155)            2                     (153)
                                                    --------      ------     --------      --------      ------     --------
NET (LOSS) INCOME                                   $ (6,034)     $9,676     $  3,642      $   (262)     $   --     $  3,380
                                                    ========      ======     ========      ========      ======     ========
NET (LOSS) INCOME PER COMMON SHARE - BASIC          $  (0.08)     $ 0.13     $   0.05      $  (0.00)                $   0.05
                                                    ========      ======     ========      ========      ======     ========
NET (LOSS) INCOME PER COMMON SHARE
   - FULLY DILUTED                                  $  (0.08)     $ 0.13     $   0.05      $  (0.00)                $   0.05
                                                    ========      ======     ========      ========      ======     ========
Weighted average common shares
   outstanding - basic                                70,997      70,997       70,997        70,997                   70,997
Weighted average common shares
   outstanding - fully diluted                        74,175      74,175       74,175        74,175                   74,175

                                 S1 CORPORATION
                      STATEMENTS OF OPERATIONS BY SEGMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (UNAUDITED)


                                            FINANCIAL INSTITUTIONS
                                   ------------------------------------------
                                   S1 BASE
                                   BUSINESS            ZFS          SUBTOTAL           EDIFY         ELIMINATIONS        TOTAL
                                   ---------        ---------       ---------        ---------       ------------      ---------

     Software licenses             $  22,158        $  32,704       $  54,862        $   7,745        $    (988)       $  61,619
     Support and maintenance          45,158               --          45,158           16,403           (2,179)          59,382
     Professional services            76,276            1,500          77,776            5,872             (195)          83,453
     Data center                      36,576            8,634          45,210               --               --           45,210
     Other                             2,910               --           2,910                7               --            2,917
                                   ---------        ---------       ---------        ---------        ---------        ---------
TOTAL REVENUE:                       183,078           42,838         225,916           30,027           (3,362)         252,581
                                   ---------        ---------       ---------        ---------        ---------        ---------
DIRECT COSTS:
     Software licenses                 1,565               --           1,565            3,471             (988)           4,048
     Professional services,
        support and
        maintenance                   74,228               --          74,228           13,718           (2,374)          85,572
     Data center                      21,213            1,849          23,062               --                            23,062
     Other                             2,594               --           2,594               29                             2,623
                                   ---------        ---------       ---------        ---------        ---------        ---------
        Total direct
           costs                      99,600            1,849         101,449           17,218           (3,362)         115,305
                                   ---------        ---------       ---------        ---------        ---------        ---------
        Gross margin                  83,478           40,989         124,467           12,809                           137,276
                                   ---------        ---------       ---------        ---------        ---------        ---------
OPERATING EXPENSES:
     Selling and marketing            27,733               --          27,733           11,392                            39,125
     Product development              39,275               --          39,275            5,873                            45,148
     General and
        administrative                30,952               --          30,952            4,365                            35,317
     Depreciation and
        amortization                  15,543              718          16,261              654                            16,915
     Merger related and
        restructuring
        costs                         15,599               --          15,599            4,259                            19,858
     Amortization and
        impairment of
        acquisition
        intangibles                    3,730               --           3,730           13,662                            17,392
                                   ---------        ---------       ---------        ---------        ---------        ---------
        Total
           operating
           expenses                  132,832              718         133,550           40,205               --          173,755
                                   ---------        ---------       ---------        ---------        ---------        ---------
Operating (loss) income              (49,354)          40,271          (9,083)         (27,396)              --          (36,479)
Interest, investment and
   other income (expense)                245               --             245             (155)                               90

Income tax expense                      (278)              --            (278)              (5)                             (283)
                                   ---------        ---------       ---------        ---------        ---------        ---------
NET (LOSS) INCOME                  $ (49,387)       $  40,271       $  (9,116)       $ (27,556)       $      --        $ (36,672)
                                   =========        =========       =========        =========        =========        =========

NET (LOSS) INCOME PER
COMMON SHARE - BASIC               $   (0.71)       $    0.58       $   (0.13)       $   (0.39)                        $   (0.52)
                                   =========        =========       =========        =========        =========        =========

Weighted average common
shares outstanding - basic            69,872           69,872          69,872           69,872                            69,872